Intangible Assets	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets
13. INTANGIBLE ASSETS
At 30 June 2023, intangible assets comprised goodwill of £1,199m (2022: £1,199m) and computer software of £350m (2022: £351m).
At 30 June 2023, a review was performed to identify any potential impairment indicators for goodwill. No indicators of impairment were identified and so a full impairment test was not performed for the half year. At 30 June 2023, there were no significant changes in key assumptions that gave rise to an indicator of impairment. Details of the sensitivity of value in use (VIU) changes to assumptions to achieve nil headroom are set out in Note 20 to the Consolidated Financial Statements in the 2022 Annual Report.